Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

George Strayton, Chief Executive Officer and Paul A. Maisch, Chief Financial Officer of Provident Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-Q for the quarter ended June 30, 2003 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Date: August 13, 2003             /s/ George Strayton
            ---------------             -----------------------
                                        George Strayton
                                        Chief Executive Officer


      Date: August 13, 2003             /s/ Paul A. Maisch
            ---------------             -----------------------
                                        Paul A. Maisch
                                        Chief Financial Officer


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